CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2020 OPERATING RESULTS

Houston, Texas (July 30, 2020) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and six months ended June 30, 2020. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and six months ended June 30, 2020 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Six Months Ended
	June 30		June 30
Per Diluted Share	2020	2019	2020	2019
EPS	$0.17	$0.43	$0.60	$0.82
FFO	$1.09	$1.28	$2.44	$2.50
AFFO	$0.91	$1.07	$2.11	$2.19

EPS, FFO and AFFO include an approximate $0.14 per diluted share impact of non-recurring charges from COVID-19 Related Impact for the three and six months ended June 30, 2020 as detailed below.

COVID-19 Related Impact	Per Diluted Share	Income Statement Line Item
Resident Relief Funds (Wholly-Owned)	$0.090	Property revenues
Resident Relief Funds (JV Allocation at Pro-rata)	$0.004	Equity in income of joint ventures
Employee Relief Fund	$0.007	General & administrative expense
Frontline Bonus	$0.028	Property operating & maintenance expense
2Q COVID-19 Expenses	$0.013	Property operating & maintenance expense
Total	$0.142

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results*	2Q20 vs. 2Q19	2Q20 vs. 1Q20	2020 vs. 2019
Revenues	0.1%	(2.0)%	1.9%
Expenses	2.3%	0.9%	1.2%
Net Operating Income ("NOI")	(1.1)%	(3.5)%	2.2%

*Same property results exclude COVID-19 Related Impact described above.

Same Property Results	2Q20	2Q19	1Q20
Occupancy	95.2%	96.1%	96.1%

For 2020, the Company defines same property communities as communities owned and stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

July Collections

Same Property Scheduled Rents*	July 2020	July 2019	2Q20	2Q19
Collected	98.7%	98.4%	97.7%	98.6%
Deferred/Payment Plan Arranged	—%	—%	1.1%	—%
Delinquent	1.3%	1.6%	1.2%	1.4%

*Rent is recognized as earned. The Company evaluates collectability on an ongoing basis and any accounts considered uncollectible are subsequently reserved against property revenues.

Retail revenues are not included above and comprise approximately 0.7% of total property revenues. The Company collected 46% and 48% of its retail billings for the second quarter of 2020 and July 2020, respectively.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Signed (1) (2)	July 2020*	July 2019	2Q20(2)	2Q19(2)
New Lease Rates	(2.0)%	4.0%	(2.8)%	4.0%
Renewal Rates	1.1%	5.3%	0.3%	5.7%
Blended Rates	(0.6)%	4.6%	(1.1)%	4.8%

New Leases	1,733	1,773	1,759	2,054
Renewals	1,716	1,692	2,096	1,962
Total Leases	3,449	3,465	3,855	4,016

New Lease and Renewal Data - Effective (3) (4)	July 2020*	July 2019	2Q20(4)	2Q19(4)
New Lease Rates	(2.0)%	4.4%	(2.1)%	3.2%
Renewal Rates	0.2%	5.6%	2.3%	5.4%
Blended Rates	(0.9)%	5.0%	0.3%	4.3%

New Leases	2,180	2,080	1,510	1,860
Renewals	2,404	2,400	1,898	1,714
Total Leases	4,584	4,480	3,408	3,574
*Data as of July 29, 2020
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Data represents average monthly leases signed during the period.
(3) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.
(4) Data represents average monthly leases effective during the period.

Occupancy and Turnover Data	July 2020*	July 2019	2Q20	2Q19
Occupancy	95.3%	96.3%	95.2%	96.1%
Annualized Gross Turnover	57%	66%	54%	57%
Annualized Net Turnover	46%	58%	43%	50%
*Data as of July 29, 2020

Development Activity
Leasing began during the quarter at Camden Cypress Creek II in Cypress, TX, a joint venture project with 234 apartment homes.

Development Community - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 7/29/2020
Camden North End I	Phoenix, AZ	441	$98.8	89%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 7/29/2020
Camden Downtown I	Houston, TX	271	$132.0	24%
Camden RiNo	Denver, CO	233	78.0
Camden Lake Eola	Orlando, FL	360	120.0
Camden Buckhead	Atlanta, GA	366	160.0
Camden North End II	Phoenix, AZ	343	90.0
Camden Hillcrest	San Diego, CA	132	95.0
Camden Cypress Creek II (JV)	Cypress, TX	234	38.0	6%
Total		1,939	$713.0

Capital Markets Transactions
During the quarter, the Company issued $750.0 million of senior unsecured notes under its existing shelf registration statement. These 10-year notes were offered to the public at 99.929% of par value with a coupon of 2.800%. Camden received net proceeds of approximately $743.1 million, net of underwriting discounts and other estimated offering expenses.

Liquidity Analysis
As of June 30, 2020, the Company had approximately $1.5 billion of liquidity comprised of $602 million in cash and cash equivalents and no amounts outstanding on its $900 million unsecured credit facility. The Company has no scheduled debt maturities until 2022, and had $184.7 million left to fund under its existing wholly-owned development pipeline at quarter-end.

Earnings Guidance
Camden provided guidance for third quarter 2020 based on its current and expected views of the apartment market and general economic conditions as detailed below.

3Q20 Guidance
3Q20 vs. 3Q19 Same Property Growth
Per Diluted Share		Revenues	(2.2)% - (1.0)%
EPS	$0.27 - $0.33	Expenses	3.5% - 5.5%
FFO	$1.14 - $1.20	NOI	(6.5)% - (3.5)%

Conference Call
Friday, July 31, 2020 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 4385387
Webcast: https://services.choruscall.com/links/cpt200731.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 164 properties containing 56,112 apartment homes across the United States. Upon completion of 7 properties currently under development, the Company’s portfolio will increase to 58,051 apartment homes in 171 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 13 consecutive years, most recently ranking #18. The Company also received a Glassdoor Employeesʼ Choice Award in 2020, ranking #25 for large U.S. companies.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
OPERATING DATA

Property revenues (a)	$250,683	$255,761	$516,562	$504,328

Property expenses
Property operating and maintenance	64,641	58,147	124,597	115,095
Real estate taxes	35,040	33,080	69,220	66,970
Total property expenses	99,681	91,227	193,817	182,065

Non-property income
Fee and asset management	2,380	1,867	4,907	3,710
Interest and other income	325	331	654	629
Income/(Loss) on deferred compensation plans	11,435	3,856	(3,425)	14,212
Total non-property income	14,140	6,054	2,136	18,551

Other expenses
Property management	5,939	6,093	12,466	12,750
Fee and asset management	820	1,522	1,663	2,706
General and administrative	14,391	13,261	27,624	26,569
Interest	23,482	19,349	43,189	39,819
Depreciation and amortization	92,803	84,646	184,662	164,920
Expense/(Benefit) on deferred compensation plans	11,435	3,856	(3,425)	14,212
Total other expenses	148,870	128,727	266,179	260,976

Gain on sale of land	—	—	382	—
Equity in income of joint ventures	1,633	1,909	3,755	3,821
Income from continuing operations before income taxes	17,905	43,770	62,839	83,659
Income tax expense	(394)	(228)	(861)	(396)
Net income	17,511	43,542	61,978	83,263
Less income allocated to non-controlling interests	(1,034)	(1,143)	(2,217)	(2,251)
Net income attributable to common shareholders (b)	$16,477	$42,399	$59,761	$81,012

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$17,511	$43,542	$61,978	$83,263
Other comprehensive income
Unrealized (loss) on cash flow hedging activities	—	(7,060)	—	(12,998)
Reclassification of net loss (gain) on cash flow hedging activities, prior service cost and net loss on post retirement obligation	366	(351)	732	(726)
Comprehensive income	17,877	36,131	62,710	69,539
Less income allocated to non-controlling interests	(1,034)	(1,143)	(2,217)	(2,251)
Comprehensive income attributable to common shareholders	$16,843	$34,988	$60,493	$67,288

PER SHARE DATA

Total earnings per common share - basic	$0.17	$0.43	$0.60	$0.83
Total earnings per common share - diluted	0.17	0.43	0.60	0.82

Weighted average number of common shares outstanding:
Basic	99,399	98,903	99,348	97,903
Diluted	99,408	98,997	99,394	98,024

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended June 30, 2020, we recognized $250.7 million of property revenue which consisted of approximately $221.4 million of rental revenue, net of $9.1 million related to the Resident Relief Funds, and approximately $29.3 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.  This compares to property revenue of $255.8 million recognized for the three months ended June 30, 2019, made up of approximately $226.3 million of rental revenue and approximately $29.5 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the six months ended June 30, 2020, we recognized $516.6 million of property revenue which consisted of approximately $458.0 million of rental revenue, net of $9.1 million related to the Resident Relief Funds, and approximately $58.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.  This compares to property revenue of $504.3 million recognized for the six months ended June 30, 2019, made up of approximately $446.3 million of rental revenue and approximately $58.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $7.1 million and $6.4 million for the three months ended June 30, 2020 and 2019, respectively. For the six months ended June 30, 2020 we recognized $14.0 million of revenue related to utility rebilling to residents. This compares to revenue related to utility rebilling to residents of $12.9 million for the six months ended June 30, 2019.

(b) Net income attributable to common shareholders includes the approximate $14.4 million COVID-19 Related Impact for the three and six months ended June 30, 2020. Please refer to page 28 of the supplement, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$16,477	$42,399	$59,761	$81,012
Real estate depreciation and amortization	90,500	82,796	180,011	161,471
Adjustments for unconsolidated joint ventures	2,287	2,260	4,529	4,491
Income allocated to non-controlling interests	1,103	1,180	2,385	2,324
Funds from operations	$110,367	$128,635	$246,686	$249,298

Less: recurring capitalized expenditures (b)	(18,782)	(21,166)	(33,607)	(30,821)

Adjusted funds from operations	$91,585	$107,469	$213,079	$218,477

PER SHARE DATA
Funds from operations - diluted	$1.09	$1.28	$2.44	$2.50
Adjusted funds from operations - diluted	0.91	1.07	2.11	2.19
Distributions declared per common share	0.83	0.80	1.66	1.60

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	101,156	100,750	101,142	99,779

PROPERTY DATA
Total operating properties (end of period) (c)	164	165	164	165
Total operating apartment homes in operating properties (end of period) (c)	56,112	56,271	56,112	56,271
Total operating apartment homes (weighted average)	49,069	48,565	49,043	48,261

(a) Net income attributable to common shareholders includes the approximate $14.4 million COVID-19 Related Impact for the three and six months ended June 30, 2020. Please refer to page 28 of the supplement, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
ASSETS
Real estate assets, at cost
Land	$1,206,656	$1,206,130	$1,199,384	$1,158,342	$1,158,342
Buildings and improvements	7,597,165	7,547,150	7,404,090	7,242,256	7,192,644
	8,803,821	8,753,280	8,603,474	8,400,598	8,350,986
Accumulated depreciation	(2,857,124)	(2,770,848)	(2,686,025)	(2,638,693)	(2,558,690)
Net operating real estate assets	5,946,697	5,982,432	5,917,449	5,761,905	5,792,296
Properties under development, including land	514,336	467,288	512,319	440,917	397,418
Investments in joint ventures	21,735	22,318	20,688	21,715	21,313
Total real estate assets	6,482,768	6,472,038	6,450,456	6,224,537	6,211,027
Accounts receivable – affiliates	21,432	20,344	21,833	23,170	22,297
Other assets, net (a)	211,823	196,544	248,716	238,014	233,335
Cash and cash equivalents	601,584	22,277	23,184	157,239	149,551
Restricted cash	4,093	4,367	4,315	5,686	5,392
Total assets	$7,321,700	$6,715,570	$6,748,504	$6,648,646	$6,621,602

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,224,871	$2,606,876	$2,524,099	$2,432,137	$2,431,336
Secured	—	—	—	45,250	45,467
Accounts payable and accrued expenses	167,453	156,841	171,719	170,689	128,371
Accrued real estate taxes	62,499	32,365	54,408	74,658	59,525
Distributions payable	84,138	84,112	80,973	80,764	80,767
Other liabilities (b)	172,172	164,052	215,581	187,367	187,368
Total liabilities	3,711,133	3,044,246	3,046,780	2,990,865	2,932,834

Equity
Common shares of beneficial interest	1,068	1,069	1,069	1,065	1,065
Additional paid-in capital	4,574,387	4,569,995	4,566,731	4,538,422	4,533,667
Distributions in excess of net income attributable to common shareholders	(689,809)	(623,570)	(584,167)	(599,615)	(563,834)
Treasury shares, at cost	(341,637)	(342,778)	(348,419)	(348,556)	(348,480)
Accumulated other comprehensive income (loss) (c)	(5,797)	(6,163)	(6,529)	(6,438)	(6,795)
Total common equity	3,538,212	3,598,553	3,628,685	3,584,878	3,615,623
Non-controlling interests	72,355	72,771	73,039	72,903	73,145
Total equity	3,610,567	3,671,324	3,701,724	3,657,781	3,688,768
Total liabilities and equity	$7,321,700	$6,715,570	$6,748,504	$6,648,646	$6,621,602

(a) Includes net deferred charges of:	$3,031	$3,399	$3,658	$4,358	$4,345

(b) Includes deferred revenues of:	$344	$375	$408	$497	$581

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain (loss) on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net income attributable to common shareholders (a)	$16,477	$42,399	$59,761	$81,012
Real estate depreciation and amortization	90,500	82,796	180,011	161,471
Adjustments for unconsolidated joint ventures	2,287	2,260	4,529	4,491
Income allocated to non-controlling interests	1,103	1,180	2,385	2,324
Funds from operations	$110,367	$128,635	$246,686	$249,298

Less: recurring capitalized expenditures	(18,782)	(21,166)	(33,607)	(30,821)

Adjusted funds from operations	$91,585	$107,469	$213,079	$218,477

Weighted average number of common shares outstanding:
EPS diluted	99,408	98,997	99,394	98,024
FFO/AFFO diluted	101,156	100,750	101,142	99,779

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Total Earnings Per Common Share - Diluted	$0.17	$0.43	$0.60	$0.82
Real estate depreciation and amortization	0.89	0.82	1.78	1.62
Adjustments for unconsolidated joint ventures	0.02	0.02	0.04	0.05
Income allocated to non-controlling interests	0.01	0.01	0.02	0.01
FFO per common share - Diluted	$1.09	$1.28	$2.44	$2.50

Less: recurring capitalized expenditures	(0.18)	(0.21)	(0.33)	(0.31)

AFFO per common share - Diluted	$0.91	$1.07	$2.11	$2.19

(a) Net income attributable to common shareholders includes the approximate $14.4 million COVID-19 Related Impact for the three and six months ended June 30, 2020. The total COVID-19 Related Impact was comprised of $9.5 million related to the Resident Relief Funds which were established in April 2020. Of this amount, approximately $9.1 million was paid to residents at our wholly-owned communities and approximately $1.3 million of Resident Relief Funds paid to residents of the operating communities owned by our unconsolidated joint ventures, of which, we recognized our ownership interest of $0.4 million in equity in income of joint ventures. Additionally, we incurred approximately $4.1 million of COVID-19 expenses at our operating communities, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.3 million in other directly related COVID-19 expenses. We also incurred approximately $0.8 million related to the Employee Relief Fund we established to help our employees impacted by COVID-19.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

	3Q20	Range
	Low	High
Expected earnings per common share - diluted	$0.27	$0.33
Expected real estate depreciation and amortization	0.84	0.84
Expected adjustments for unconsolidated joint ventures	0.02	0.02
Expected income allocated to non-controlling interests	0.01	0.01
Expected FFO per share - diluted	$1.14	$1.20

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements earlier in this document.
Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 12 of the supplement. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Net income (a)	$17,511	$43,542	$61,978	$83,263
Less: Fee and asset management income	(2,380)	(1,867)	(4,907)	(3,710)
Less: Interest and other income	(325)	(331)	(654)	(629)
Less: (Income)/Loss on deferred compensation plans	(11,435)	(3,856)	3,425	(14,212)
Plus: Property management expense	5,939	6,093	12,466	12,750
Plus: Fee and asset management expense	820	1,522	1,663	2,706
Plus: General and administrative expense	14,391	13,261	27,624	26,569
Plus: Interest expense	23,482	19,349	43,189	39,819
Plus: Depreciation and amortization expense	92,803	84,646	184,662	164,920
Plus: Expense/(Benefit) on deferred compensation plans	11,435	3,856	(3,425)	14,212
Less: Gain on sale of land	—	—	(382)	—
Less: Equity in income of joint ventures	(1,633)	(1,909)	(3,755)	(3,821)
Plus: Income tax expense	394	228	861	396
NOI (b) (c)	$151,002	$164,534	$322,745	$322,263

"Same Property" Communities	$143,837	$145,508	$292,941	$286,551
Non-"Same Property" Communities	18,530	15,349	38,498	28,467
Development and Lease-Up Communities	1,089	927	2,324	1,706
COVID-19 Related Impact (b) (c)	(13,170)	—	(13,170)	—
Dispositions/Other	716	2,750	2,152	5,539
NOI (b) (c)	$151,002	$164,534	$322,745	$322,263

(a) Net income includes the approximate $14.4 million COVID-19 Related Impact for the three and six months ended June 30, 2020. Please refer to page 28 of the supplement, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Two Resident Relief Funds were established for residents experiencing financial losses caused by the COVID-19 pandemic, and paid out approximately $9.1 million to approximately 7,100 Camden residents of our wholly-owned communities. All charges related to these funds were recognized in 2Q20 as a reduction of revenue.

(c) We incurred approximately $4.1 million of COVID-19 expenses at our operating communities, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.3 million in other directly related COVID-19 expenses, for the three and six months ended June 30, 2020.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results or 2 for 6 month results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Net income attributable to common shareholders (a)	$16,477	$42,399	$59,761	$81,012
Plus: Interest expense	23,482	19,349	43,189	39,819
Plus: Depreciation and amortization expense	92,803	84,646	184,662	164,920
Plus: Income allocated to non-controlling interests	1,034	1,143	2,217	2,251
Plus: Income tax expense	394	228	861	396
Plus: COVID-19 Related Impact (b)	13,920	—	13,920	—
Less: Gain on sale of land	—	—	(382)	—
Less: Equity in income of joint ventures	(1,633)	(1,909)	(3,755)	(3,821)
Adjusted EBITDA	$146,477	$145,856	$300,473	$284,577
Annualized Adjusted EBITDA	$585,908	$583,424	$600,946	$569,154

(a) Net income attributable to common shareholders includes the approximate $14.4 million COVID-19 Related Impact for the three and six months ended June 30, 2020. Please refer to page 28 of the supplement, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Approximately $13.9 million of the stated COVID-19 Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, direct COVID-19 expenses, and bonus paid to on-site employees, has been added back to the Adjusted EBITDA calculation.

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for		Average monthly balance for
	the three months ended June 30,		the six months ended June 30,
	2020	2019	2020	2019
Unsecured notes payable	$3,224,594	$2,323,439	$2,929,272	$2,202,336
Secured notes payable	—	45,539	—	158,737
Total debt	3,224,594	2,368,978	2,929,272	2,361,073
Less: Cash and cash equivalents	(558,090)	(89,879)	(282,409)	(114,314)
Net debt	$2,666,504	$2,279,099	$2,646,863	$2,246,759

Net Debt to Annualized Adjusted EBITDA:

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Net debt	$2,666,504	$2,279,099	$2,646,863	$2,246,759
Annualized Adjusted EBITDA	585,908	583,424	600,946	569,154
Net Debt to Annualized Adjusted EBITDA	4.6x	3.9x	4.4x	3.9x